                                                                   EXHIBIT 10.39
                                                                   -------------

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of
                                               ---------
December 21, 1998, by and among P-Com, Inc. a Delaware corporation (the
--------
"Company"), with headquarters located at 3175 South Winchester Boulevard,

Campbell, California, 95008 and the undersigned (the "Initial Purchasers").
                                                      ------------------

                                   RECITALS
                                   --------

     A. In connection with the Securities Purchase Agreement dated of even date herewith by and among the Company and the Initial Purchasers (the "Securities
                                                                   ----------
Purchase Agreement"), the Company has agreed, upon the terms and subject to the
------------------
conditions contained therein, to issue and sell to the Initial Purchasers (i) shares of Series B Convertible Participating Preferred Stock of the Company (the "Preferred Stock") that is convertible into shares (the "Conversion Shares") of
 ---------------                                         -----------------
the Company's common stock, par value $0.0001 per share (the "Common Stock")
                                                              ------------
upon the terms and subject to the limitations and conditions set forth in the Certificate of Designations, Preferences and Rights with respect to such Preferred Stock (the "Certificate of Designation"), in the form attached as
                      --------------------------
Exhibit A to the Securities Purchase Agreement, and (ii) a Warrant (a "Warrant"
                                                                       -------
and, when take together with all of the warrants issuable under the Securities Purchase Agreement, the "Warrants") entitling the holder thereof to purchase the
                         --------
number of shares of Common Stock set forth in the Warrant (the "Warrant
                                                                -------
Shares").
------

     B. To induce the Initial Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.
 --------------

                                  AGREEMENTS
                                  ----------

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, and the Initial Purchasers hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1 Definitions.  As used in this Agreement, the following terms shall
         -----------
have the following meanings:

               (a) "Purchasers" means the Initial Purchasers and any transferees
                    ----------
or assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof or who otherwise take rights under this Agreement in accordance with the terms hereof.

               (b) "register," "registered," and "registration" refer to a
                    --------    ----------        ------------
registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness
                   --------
of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").
                 ---

               (c) "Registrable Securities" means the Conversion Shares issued
                    ----------------------
or issuable with respect to the Preferred Stock, Warrant Shares issued or issuable with respect to the Warrants (in each case without regard to any limitations on conversion or exercise), any Common Stock issued upon conversion of Preferred Stock issued pursuant to Section 2.3 hereof, and any shares of capital stock issued or issuable, from time to time (with any adjustments) on or in exchange for or otherwise with respect to the Common Stock or any other Registrable Securities (including, without limitation, in the event of a Major Transaction or a Common Stock Major Transaction (in each case as defined in the Certificate of Designation and the Warrant).

               (d) "Registration Statement" means any registration statement of
                    ----------------------
the Company under the Securities Act subject to or pursuant to Article II or another provision of this Agreement, as applicable.

     1.2   Capitalized Terms.  Capitalized terms used herein and not otherwise
           -----------------
defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                                  ARTICLE II
                                 REGISTRATION
                                 ------------

     2.1   Initial Registration. The Company shall prepare, and, on or prior to
           --------------------
twenty (20) business days after the date of the Closing (the "Filing Date"),
                                                              -----------
file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. The Registration Statement shall include at least 11 million shares of Common Stock. The Registrable Securities included in the Registration Statement shall be allocated among the Purchasers as set forth in Section 11.11 hereof. The Registration Statement (and each amendment or material supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) the Initial Purchasers and their counsel prior to its filing. After receiving the Registration Statement, each Initial Purchaser shall provide the Company with either its approval of the Registration Statement or its comments or corrections to the Registration Statement within five (5) business days of receipt of the draft Registration Statement. Any Initial Purchaser who does not respond with approval or comments within five business days shall be deemed to approve the Registration Statement. Without limiting the Company's obligations under this Section, if Form S-3 is not available to the Company in connection with re-sales, the Company shall file a Registration Statement on such form as is then available to effect a registration, subject to the consent of each Initial Purchaser (as determined pursuant to Section 11.10 hereof) as to the form used for such filing.

     2.2  Underwritten Offering.  If any offering pursuant to a Registration
          ---------------------
Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Purchasers who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of each Initial Purchaser, shall have the right to select a total of one legal counsel to represent the Purchasers and an investment banker or bankers and manager or managers to administer the offering, which counsel and investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

     2.3  Payments by the Company.  The Company shall use its best efforts to
          -----------------------
cause the registration statement to become effective as soon as practicable, but in no event later than the ninetieth (90th) day following the date of the Closing; provided, however, that if, notwithstanding such best efforts, the registration statement is not declared effective on or prior to the 90th day following the date of the Closing as a result of the SEC review process, the Company shall, so long as it continues to use such best efforts, have an additional thirty (30) days to cause the registration statement to become effective prior to the imposition of any penalty or amount described in this
Section 2.3 (the "Registration Deadline"). The Company shall respond to each
                  ---------------------
item of correspondence from the SEC or the staff of the SEC relating to such registration statement as soon as practicable. If to the actual knowledge of a senior officer of the Company or the Company's outside counsel the SEC and the staff of the SEC have no comments (or no further comments) concerning such registration statement, the Company shall as soon as practicable, but in any case within three (3) business days request acceleration of effectiveness of the registration statement from the SEC. If (i) the registration statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2.1 hereof is not declared effective by the SEC on or before the Registration Deadline (a "Registration Failure"), or (ii) except pursuant to a Permitted Blackout (as defined below) herein, after the registration statement has been declared effective by the SEC, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to
Section 3.2 hereof) cannot be made pursuant to the registration statement (by reason of a stop order or the Company's failure to update the registration statement or any other reason outside the control of the Purchasers) (a "Registration Suspension"), then the Company will make payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2.3 as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). In the event of a Registration Failure, the Company shall pay to each Purchaser an amount equal to (x) (A) the applicable Registration Failure Multiplier (as defined below) times (B) the aggregate purchase price of
                                      -----
the Preferred Stock then held by such Purchaser which are not at that time immediately saleable under an effective registration statement or pursuant to Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144") (including, for this
                                             --------
purpose shares of Preferred Stock that have been converted into Conversion Shares which have not been sold pursuant to the Registration Statement or Rule
144) times (y) the number of months (prorated per day for partial months)
     -----
following the Registration Deadline but prior to the date the Registration Statement filed pursuant to Section 2.1 is declared effective by the SEC (the "Effective Date"). The Registration Failure Multiplier shall be equal to: (i)
                       -------------------------------
for the first thirty (30) days after the Registration Deadline, 0.01; (ii) for the second thirty (30) days after the Registration Deadline, 0.015; (iii) for all days thereafter, 0.02. In the event of a Registration Suspension, the Company shall pay to each Purchaser an amount equal to (x)(A) the applicable Registration Failure Multiplier times (B) the aggregate purchase price of the Preferred Stock then held by such Purchaser which are not at that time immediately saleable under an effective registration statement or pursuant to Rule 144 (including, for this purpose, shares of Preferred Stock that have then been converted into Conversion Shares and which have not been sold pursuant to the Registration Statement or Rule 144) times (y) the number of months (prorated
                                        -----
for partial months) following the Effective Date but prior to the termination of the Registration Period (as herein defined) that sales cannot be made pursuant to the Registration Statement after the Effective Date. Any such amounts shall be paid in cash or, at the Company's option, in additional shares of Preferred Stock. Notwithstanding the foregoing, a Registration Suspension effected by the Company pursuant to a Permitted Blackout (as defined below) shall not give rise to an obligation to make such payments. For purposes of this Agreement, "Permitted Blackout" shall mean the suspension of the Registration Statement
 ------------------
after the Effective Date for up to six (6) business days upon the good faith determination by the Company's Board of Directors that (A) a material financing, acquisition or other extraordinary corporate transaction is in the best interest of the Company and the holders of its outstanding Common Stock, and that disclosure thereof to the public would have a material adverse effect on the ability of the Company to consummate such material financing, acquisition or other extraordinary corporate transaction, all after receiving advice to such effect from a nationally recognized investment banking firm which has been engaged by the Company in connection with such financing, acquisition or other extraordinary corporate transaction, or (B) facts with respect to a material lawsuit or governmental investigation exist which, if disclosed, would have a material adverse effect on the Company, provided, however, that no more than
                                        --------  -------
three (3) such Permitted Blackouts may be imposed during any period of twelve
(12) consecutive months. Payments pursuant hereto shall be made within five (5) business days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five (5) business days after the end of such thirty (30) day period. The payments described herein, as applied to the new Registration Statement or amendment, in each case, as required by Section 3.2, shall not commence until after the expiration of ten (10) days after the Registration Trigger Date. Payments under this Section 2.3 shall not exceed the previously unpaid portion of the Total Amount (as defined in the Certificate of Designation) and no Purchaser shall receive payments in excess of its theretofore unpaid allocated portion of the Total Amount (as determined pursuant to the Certificate of Designation). In addition, the damages payable in Preferred Stock pursuant to this Section 2.3 shall, without implication that the contrary would otherwise be true, be subject to the Cap Amount (as defined in the Certificate of Designation) restrictions of
Section IV.G(i) of the Certificate of Designation.

     2.4  [Intentionally Deleted].

     2.5  Eligibility for Form S-3.  The Company represents and warrants that it
          ------------------------
currently meets the requirements for the use of Form S-3 for registration of the re-sale by the Initial Purchasers and any other Purchaser of the Registrable Securities and that the Company shall use its best efforts to continue to meet such requirements, and that such re-sales may currently be effected pursuant to Form S-3; the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3 and shall use its best efforts in all other respects to maintain such eligibility.

                                  ARTICLE III
                          OBLIGATIONS OF THE COMPANY
                          --------------------------

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     3.1 The Company shall prepare promptly and file with the SEC the Registration Statement required by Section 2.1, and use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement continuously effective pursuant to Rule 415 and available for use at all times, except as set forth herein, until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future) and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Purchasers) may be immediately sold to the public without registration and without restriction as to the number of Registrable Securities to be sold, whether pursuant to Rule 144 or otherwise, provided that if after such date this clause (ii), as a result of a Common Stock Major Transaction, any Registrable Securities (including, without limitation, any Registrable Securities received as a result of such transaction) may not be so sold, then the Registration Statement must be kept continuously effective from the date of such Common Stock Major Transaction until the condition in either clause (i) or clause (ii) is again satisfied (the "Registration Period").
                                     -------------------

     3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and available for use at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is, for any five (5) consecutive trading days (the last of such five (5) trading days being the "Registration Trigger Date"), insufficient to cover one hundred
                -------------------------
fifty percent (150%) of the Registrable Securities issued or issuable upon conversion of the Preferred Stock and exercise of Warrants (in each case without giving effect to any limitations on conversion or exercise thereof) then held by any Purchaser, the Company shall, if permissible, amend the Registration Statement, or file a new Registration Statement (on the shortest form available therefor), or both, so as to cover two hundred percent (200%) of the Registrable Securities so issued or issuable to such Purchaser (in each case without giving effect to any limitation on conversion or exercise thereof), in each case, as soon as practicable, but in any event within five (5) days in the case of an amendment and ten (10) business days in the case of a new Registration Statement after the Registration Trigger Date (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

     3.3 The Company shall furnish to each Purchaser upon its written request whose Registrable Securities are included in the Registration Statement and its legal counsel promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Purchaser.

     3.4 The Company shall (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as each Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof and availability for use during the Registration Period, (c) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     3.5 In the event the Purchasers who hold a majority in interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     3.6 As soon as practicable after becoming aware of such event, the Company shall publicly announce or notify by facsimile each Purchaser (at the facsimile number for such Purchaser set forth on the signature page hereto) of the happening of any event, of which the Company has actual knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts as soon as possible to (but in any event it shall within five (5) business days) prepare a supplement or amendment to the Registration Statement (and make all required filings with the SEC) to correct such untrue statement or omission if not otherwise satisfied through the filing of a report to the SEC or otherwise pursuant to applicable securities laws (but such a supplement or amendment or other filing shall not be required if, notwithstanding the Company's best efforts to so prepare and file such supplement, amendment or other filing, such a supplement, amendment or other filing is no longer required by applicable law to correct such untrue statement or omission because such untrue statement or omission no longer exists) and the Company shall simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment to each Purchaser (or other applicable document) as such Purchaser may request in writing. Unless such an event is publicly announced, the Company shall not, without the consent of a Purchaser, give such Purchaser any material non-public information, but shall inform the Purchasers that the such prospectus includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     3.7 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time, and the Company shall immediately notify by facsimile each Purchaser (at the facsimile number for such Purchaser set forth on the signature page hereto) who holds Registrable Securities (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

     3.8 The Company shall permit counsel designated by the Initial Purchasers in writing to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which any such counsel reasonably objects in writing. Any such review shall be conducted as soon as practicable.

     3.9 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

     3.10 If reasonably requested by a Purchaser in writing (taking into account any applicable legal precedent and any SEC staff positions), the Company shall use its reasonable efforts to furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as a Purchaser may reasonably request (a) an opinion, dated as of such applicable date, from counsel representing the Company addressed to the Purchasers and in form, scope and substances as is customarily given in an underwritten public offering and reasonably satisfactory to such counsel and (b) a letter, dated as of such applicable date, from the Company's independent certified public accountants addressed to the Purchasers and in form, scope and substance as customarily given to underwriters in an underwritten public offering; provided, however, that a Purchaser shall only be entitled to the foregoing to the extent it is reasonably requested by such Purchaser and consented to by the Company after consultation with its counsel (which consent will not be unreasonably withheld based upon all relevant facts and circumstances and taking into account the advice of such counsel) and in any event no more than one time in any three-month period (unless a shorter period would otherwise be reasonable under the applicable circumstances).

     3.11 The Company shall provide each Purchaser and its representatives the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Purchaser may reasonably request in connection with the Registration Statement; provided, however, each inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any record or other information which the Company determines in good faith to be confidential, and of which determination the inspectors are so notified in writing, unless (a) the disclosure of such records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant inspector); provided further, that the Company is not required to waive the attorney-client privilege and the Company shall not provide the Purchaser with material non-public information in connection with such inquiry except to a Purchaser who specifically requests such information in writing (it being understood and agreed that, notwithstanding the foregoing, the Company is required to disclose all material information pursuant to the Registration Statements required to be filed under this Agreement).

     3.12 The Company shall hold in confidence and not make any disclosure of non-public information concerning a Purchaser provided to the Company by a Purchaser unless (a) disclosure of such information is necessary to comply with federal or state securities laws, rules, statutes or regulations, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or other public filing by the Company,
(c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation, to the knowledge of the Company, of this or any other agreement, or
(e) such Purchaser consents to the
form and content of any such disclosure, which consent shall not be unreasonably withheld. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction in or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     3.13 The Company shall use its best efforts to cause the listing and the continuation of listing of all the Registrable Securities covered by the Registration Statement on The Nasdaq National Market System, The Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

     3.14 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

     3.15 The Company shall cooperate with the Purchasers who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or a Purchaser may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or a Purchaser may request, and, within two (2) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 1.
                                                       ---------

     3.16 At the written request of any Purchaser, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

     3.17 The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities covered by the Registration Statement and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission).

     3.18 The Company shall take all such other actions as any Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     3.19 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company (other than Purchasers with respect to Registrable Securities) to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof without the consent of each initial Holder of the Registrable Securities.

     3.20 The Registration Statement shall state that it covers such indeterminate number of additional shares as may be issuable upon conversion of the Preferred Stock or exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends, and other similar transactions.

                                  ARTICLE IV
                         OBLIGATIONS OF THE PURCHASERS
                         -----------------------------

     In connection with the registration of the Registrable Securities, each Purchaser shall have the following obligations:

     4.1 Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company so requires from each such Purchaser.

     4.2 Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

     4.3 Each Purchaser whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall comply with any applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.4   [Intentionally Deleted].

     4.5 Each Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or advice that a supplement or amendment is not required and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Purchaser's obligations under this paragraph shall in no way limit the Company's obligations under this Agreement or Purchaser's rights or remedies against the Company with respect to any breach or threatened breach by the Company of any such obligations.

     4.6 Without limiting a Purchaser's rights under Section 2.1 or 3.2 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting agreements in usual and customary form entered into by the Company pursuant to Section 3.5 hereof, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V.

     4.7 Each Purchaser agrees to use reasonable efforts to cooperate with the Company (at the Company's expense) in responding to comments of the staff of the SEC, provided nothing in this Section 4.7 shall affect the Registration Deadline or any obligations of the Company under this Agreement or otherwise create any liability on the part of any Purchaser or require any change to the terms and conditions of this Agreement, the Certificate of Designation, the Preferred Stock, the Warrants or the Securities Purchase Agreement.

                                   ARTICLE V
                           EXPENSES OF REGISTRATION
                           ------------------------

     All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, the reasonable fees and disbursements of one counsel of all of the Purchasers (up to $5,000), all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

                                  ARTICLE VI
                                INDEMNIFICATION
                                ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) each Purchaser who holds such Registrable Securities,
(b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (each,
                                                  ------------
an "Indemnified
    -----------

Person"), against any losses, claims, damages, liabilities or expenses
------
(collectively, together with actions, proceedings or inquiries whether or not in any court, before any administrative body or by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such
          ------
Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse each such Indemnified
               ----------
Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to
Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX.

     6.2 To the extent permitted by law, each such Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "Indemnified Party"), against any Claim to which any of them may become
    -----------------
subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that a Purchaser shall be liable under this Agreement (including this Section 6.2 and Article VII) for only that amount as does not exceed the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

     6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right (at its expense) to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and continue control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and an indemnifying party shall not be entitled to assume (or continue) such defense if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party, and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. Notwithstanding any assumption of such defense and without limiting any indemnification obligation provided for in
Section 6.1 or 6.2, the Indemnified Party or Indemnified Person, as the case may be, shall be entitled to be represented by counsel (at its own expense if the indemnifying party is permitted to assume and continue control of the defense and otherwise at the expense of the indemnifying party) and such counsel shall be entitled to participate in such defense. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or

Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                  ARTICLE VII
                                 CONTRIBUTION
                                 ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any Purchaser of Registrable Securities shall be limited in amount to the net amount of proceeds received by such Purchaser from the sale of its Registrable Securities.

                                 ARTICLE VIII
                        REPORTS UNDER THE EXCHANGE ACT
                        ------------------------------

     With a view to making available to each Purchaser the benefits of Rule 144, the Company agrees that so long as a Purchaser holds Preferred Stock, Warrants or any Registrable Securities, the Company shall use its best efforts to:

     8.1(a) Not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     8.1(b) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     8.2 Furnish to each Purchaser promptly upon written request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

                                  ARTICLE IX
                       ASSIGNMENT OF REGISTRATION RIGHTS
                       ---------------------------------

     The rights of the Purchasers hereunder as to Registrable Securities transferred by a Purchaser (or represented by Preferred Stock or Warrants transferred by a Purchaser), including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Purchaser to any transferee of all or any portion of the Preferred Stock or Warrants or the Registrable Securities, whether such transfer occurs before or after the Registration Statement becomes effective, if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein. The rights of a Purchaser hereunder with respect to any Registrable Securities not transferred (and not represented by Preferred Stock or Warrants transferred) shall not be assigned by virtue of the transfer of other Registrable Securities or transferred Preferred Stock or Warrants representing other Registrable Securities. Purchasers shall not knowingly transfer or otherwise dispose of, in any private off-market offering, any Convertible Securities to any Competitor (as defined in the Securities Purchase Agreement) of the Company (or any of its subsidiaries).

                                   ARTICLE X
                       AMENDMENT OF REGISTRATION RIGHTS
                       --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Initial Purchasers who hold a majority in interest of the Registrable Securities which are then held by Initial Purchasers (but not an Initial Purchaser who no longer owns any Preferred Stock or Registrable Securities and who is not affected by such amendment or waiver) and Purchasers (other than Initial Purchasers) who hold a majority interest of the Registrable Securities held by Purchasers other than Initial Purchasers. Any amendment or waiver effected in accordance with this Article X shall be binding upon each Purchaser and the Company. Notwithstanding the foregoing, no amendment or waiver shall retroactively affect any Purchaser without its consent or prospectively adversely affect any Purchaser who no longer owns any Preferred Stock, Warrants or Registrable Securities without its consent. No amendment or waiver may adversely affect one or more Purchasers or group of Purchasers vis-a-vis any other Purchaser or group of Purchasers. Neither Article VI nor Article VII hereof may be amended or waived in a manner adverse to a Purchaser without its consent. Notwithstanding anything to the contrary contained in this Article X, no amendment or waiver shall be applicable to an Initial Purchaser who does not consent in writing thereto.

                                  ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

     11.1 A person or entity is deemed to be a holder (or a holder in interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities (or the Preferred Stock or Warrants which may be converted into or exercised for Registrable Securities). If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or Preferred Stock or Warrants, as the case may be).

     11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by machine generated confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                    If to the Company:
                    P-Com, Inc.
                    3175 S. Winchester Blvd.
                    Campbell, California 95008
                    Telecopy:  (408) 866-3678
                    Attention:  Chief Financial Officer and
                                Chief Executive Officer

                    with a copy to:
                    Brobeck, Phleger & Harrison LLP
                    2200 Geng Road
                    Palo Alto, California 94303-0913
                    Telecopy:  (650) 496-2733
                    Attention: Warren T. Lazarow, Esq.

If to any Initial Purchaser, as shown on the signature page hereto and if to any other Purchaser, at such address as such Purchaser, shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

     11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the federal courts located in the State of Delaware and the state courts of the State of Delaware located in the County of New Castle in the

State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     11.5 This Agreement, the Preferred Stock, Warrants and the Securities Purchase Agreement (including all schedules and exhibits thereto and all certificates and opinions and other documents required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Preferred Stock, the Warrants and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary contained herein, including, without limitation, Article IX (and without compliance therewith), the rights of a Purchaser hereunder shall be assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with a Purchaser's margin or brokerage accounts.

     11.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     11.10 Unless otherwise provided herein, all consents and other determinations to be made pursuant to this Agreement shall be made on the basis of a majority in interest with respect to the Registrable Securities (determined as if all Preferred Stock and Warrants then outstanding had been converted into or exercised for

Registrable Securities (without giving effect to any limitation on exercise or conversion)) held by all Purchasers or Initial Purchasers, as the case may be.

     11.11 The number of Registrable Securities included on any Registration Statement shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time of establishment of such number. In the event a Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Purchasers, pro rata based on the number of shares of Registrable Securities then held by such Purchasers. Without implication that the contrary would otherwise be true, for purposes of this paragraph, all Preferred Stock and Warrants then outstanding shall be assumed converted into and exercised for Registrable Securities (without giving effect to any limitations on conversion or exercise).

     11.12 If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

                                     * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

P-COM, INC.

BY: /s/ George P. Roberts                with a copy to:
   ----------------------                                 --------------------
   Name: George P. Roberts                                --------------------
   Title: Chairman and Chief Executive Officer

   ----------------------

       Address:
                -----------------------
                -----------------------
                -----------------------
       Facsimile Number:
                        ---------------

Initial Purchasers:

PURCHASER:

       CASTLE CREEK TECHNOLOGY PARTNERS LLC

       By:  Castle Creek Partners LLC
       Its: Managing Member

       By: /s/ John D. Ziegelman
          -----------------------------------
       Name: John D. Ziegelman
       Title: Managing Member

       Address:  333 W. Wacker Drive, Suite 1410
                 Chicago, Illinois 60606
       Facsimile Number: (312) 435-2636

       with a copy to:

                 -------------------------------------
                 -------------------------------------
                 -------------------------------------
                 -------------------------------------

PURCHASER:

       MARSHALL CAPITAL MANAGEMENT, INC.

       By: /s/ Allan Weine
          -----------------------------------
       Name: Allan Weine
       Title: President

       Address:
                 -------------------------------------
                 -------------------------------------
                 -------------------------------------
       Facsimile Number: (    )
                          ----  ------------------------

       with a copy to:

                 -------------------------------------
                 -------------------------------------
                 -------------------------------------
                 -------------------------------------

PURCHASER:

       CAPITAL VENTURES INTERNATIONAL

       By: Heights Capital Management, Inc.
       Its: Authorized Agent

       By: /s/ Michael L. Spolan
          -----------------------------------
       Name: Michael L. Spolan
       Title: General Counsel and Secretary

       Address:
                 -------------------------------------
                 -------------------------------------
                 -------------------------------------
       Facsimile Number: (    )
                          ----  ------------------------

       with a copy to:

                 -------------------------------------
                 -------------------------------------
                 -------------------------------------
                 -------------------------------------


                                                                       EXHIBIT 1
                                                                 TO REGISTRATION
                                                                RIGHTS AGREEMENT


                                    [Date]

[Name and address
of transfer agent]

                RE:  P-COM, INC.

Ladies and Gentlemen:

     We are counsel to P-Com, Inc., a Delaware corporation (the "Company"), and
                                                                 -------
we understand the [Name of Purchaser] (the "Holder") has purchased from the
                                            ------
Company Series B Convertible Participating Preferred Stock of the Company (the "Preferred Stock"), convertible into shares of the Company's common stock, par
 ---------------
value $.0001 per share (the "Common Stock").  The Preferred Stock was purchased
                             ------------
by the Holder pursuant to a Securities Purchase Agreement, dated as of December 21, 1998, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of December
 ---------
21, 1998, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the Company agreed with the Holder, among
 -----------------------------
other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the ("Securities Act"), upon the terms provided in the Registration Rights
       --------------
Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on December __, 1998, the Company filed a Registration Statement on Form S-3 (File No. 333-_______________) (the "Registration
                                                           ------------
Statement") with the Securities and Exchange Commission (the "SEC") relating to
---------                                                     ---
the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted, in each case as acceptable to Holders.]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

     [Other appropriate customary language to be included, in each case as acceptable to Holders.]

                                 Very truly yours,


cc:  [Name of Purchaser]

                                      19